                                                                   EXHIBITS 23.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

  We consent to the reference to our firm under the captions "Experts" and "Business of Lumonics -- Selected Financial Data", and to the use of our report dated February 9, 1998, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-71449) and related Prospectus of Lumonics Inc. dated February 8, 1999.

                                          /s/ Ernst & Young LLP
                                          Chartered Accountants

Ottawa, Canada

February 8, 1999